                                                                   EXHIBIT 10.21

                            STOCK OPTION AGREEMENT


          This Stock Option Agreement is made and entered into effective as of the 21/st/ day of May, 1997, by and between American Pacific Corporation, a Delaware corporation (the "Company"), and (INSERT NAME & ADDRESS OF DIRECTOR) (the "Optionee").


                                   RECITALS:

          A. The Optionee is serving as a Director of the Company. The Company desires to encourage the ownership of its Common Stock by the Optionee, and to provide an incentive for the Optionee to assist in expanding and improving the growth, profitability and general prosperity of the Company and of its Subsidiary Corporations, and to stimulate the efforts of the Optionee by giving suitable recognition, in the form of compensation, to his abilities and industry, which contribute materially to the growth and profitability of the Company and of its Subsidiary Corporations.

          B. The Company has decided to grant to the Optionee the option to purchase shares of the Common Stock of the Company.

          C. The Company and the Optionee now desire to set forth the terms and conditions upon which the Optionee shall have the Option to purchase shares of the Common Stock of the Company, and certain terms and conditions that will govern the issuance, holding and exercise of such Options.


                                  PROVISIONS:

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties to this Option Agreement agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used in this Option Agreement, the following terms shall have the indicated meanings:

          1.01 Board of Directors. The term Board of Directors shall mean the
               ------------------
Board of Directors of the Company.

          1.02 Committee shall mean the Stock Option Committee of the Board of
               ---------
Directors of the Company referred to in Article II of this Option Agreement.

          1.03 Common Stock shall mean the common stock of the Company, par
               ------------
value ten cents ($0.10) per share.

          1.04 Company shall mean American Pacific Corporation, a Delaware
               -------
corporation.

          1.05 Disability shall mean a physical or mental condition that, based
               ----------
upon medical reports and other evidence satisfactory to the Committee, presumably permanently prevents the Optionee from satisfactorily performing his usual duties for the Company.

          1.06 Exercise Price shall mean the price for which an Option granted
               --------------
hereunder may be exercised, as provided in Section 3.02 of this Option
Agreement.

          1.07 Option shall mean the right to purchase shares of the Common
               ------
Stock of the Company, granted pursuant to the provisions of this Option
Agreement.

          1.08 Option Agreement or Agreement shall mean this Stock Option
               ----------------    ---------
Agreement.

          1.09 Optionee shall mean the Optionee identified above, to whom this
               --------
Option has been granted, upon the terms and conditions set forth in this Option Agreement.

          1.10 Subsidiary Corporations shall mean and include all corporations
               -----------------------
that join with the Company in, or would be eligible to join with the Company in, if timely and proper elections were made, the filing of a consolidated federal income tax return, under the applicable provisions of the Internal Revenue Code in effect from time to time.

          1.11 Value of a share of the Common Stock of the Company shall mean
               -----
the closing price of a share of the Company's Common Stock, as reported on the National Market System of the National Association of Securities Dealers, Inc. If a reported closing price is not available for the date on which the Common Stock is sought to be valued, the reported closing price for the next preceding business day shall be used. If reported closing prices are not available for either such date, the Value of a share of the Company's Common Stock shall be the arithmetic mean of the bid and asked prices of the Company's Common Stock, as published by the National Association of Securities Dealers, Inc., as of the date on which the Company's Common Stock is sought to be valued, or if quoted prices are not available as of such day, then the bid and asked prices as of the next preceding business day shall be used. If the Value cannot be determined under the preceding rules of this Section 1.11, the Value shall be the fair market value of the Company's Common Stock, determined under the method selected by the Committee. Unless modified by the Board of Directors, the Committee's good-faith determination of the Value of a share of the Company's Common Stock shall be conclusive, and shall be valid and binding upon all persons having any interest in any Option granted hereunder.


                                  ARTICLE II

                                ADMINISTRATION
                                --------------

          2.01 Committee.  Subject to the terms of the Plan, the Option granted
               ---------
pursuant to this Option Agreement shall be administered by the Stock Option Committee of the Board of Directors of the Company. If for any reason a Committee is not acting, the Board of Directors shall act as the Committee. All determinations, decisions, interpretations and other action made or taken with respect to the Option granted hereunder by the Committee shall be final and binding upon all persons having any interest in any Option granted pursuant hereto, unless otherwise determined by the Board of Directors. The Board of Directors shall have the power by appropriate action to reverse or modify any action taken by the Committee.

          2.02 Committee to Construe Agreement.  The Committee shall administer
               -------------------------------
the Option granted pursuant hereto, and shall have all powers necessary for that purpose, including but not limited to the power to interpret this Agreement and the power to determine the rights hereunder of all persons. The Committee shall maintain the records of the Company that relate to the Option granted pursuant hereto, and shall have the power to adjust its records as necessary to correct errors and rectify omissions, in the manner that the Committee believes will best result in the equitable administration of the Option granted pursuant hereto.

          2.03 Organization of Committee.  The Chairman of the Committee shall
               -------------------------
be the Chairman of the Board of Directors. The Committee may adopt such rules as it deems desirable for the conduct of its affairs and for the administration of the Option. The Committee may appoint agents, who need not be members of the Committee, to whom it may delegate such powers as it deems appropriate. The action of a majority of the members of the Committee shall be the action of the Committee.

          2.04 Indemnification of Committee Members.  The Company shall defend,
               ------------------------------------
indemnify and hold harmless each member of the Committee against any and all claims, loss, damages, expense and liability arising from any actual or alleged action or failure to act in connection with the administration of the Option granted pursuant hereto, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such Committee member.


                                  ARTICLE III

                             TERMS AND CONDITIONS
                             --------------------

          3.01 Number of Shares Subject to Option. The Company hereby grants to
               ----------------------------------
the Optionee, upon the terms and conditions set forth in this Option Agreement, the option to purchase Fifteen Thousand (15,000) shares of the Common Stock of the Company.

          3.02 Exercise Price.  The price for which each Option hereby granted
               --------------
to the Optionee may be exercised shall be $7.00 per share of the Common Stock of the Company, which amount represents the Value of a share of the Common Stock on the date of this Option Agreement.

          3.03 Time for Exercise.  The Option hereby granted to the Optionee
               -----------------
shall be exercisable at the following times:

          With respect to (INSERT NUMBER OF SHARES) (####) shares of common stock, the Option shall be exercisable on or after the date of this Option Agreement;

          With respect to the remaining (INSERT NUMBER OF SHARES) (####) shares of common stock, the Option shall be exercisable on or after one year after the date of this Option Agreement.

The Option granted hereunder shall be exercisable for a period of five years after such Option first becomes exercisable in accordance with the foregoing provisions of this Section 3.03, unless the period of exercise is sooner terminated in accordance with the provisions of this Option Agreement. The Optionee shall have no right whatsoever to exercise the Option except during the times provided above.

          3.04 Restrictions on Transfers and Encumbrance.  During the lifetime
               -----------------------------------------
of the Optionee, the Option granted hereunder may not be sold, pledged, assigned, hypothecated, encumbered or transferred in any manner, either voluntarily or involuntarily, by operation of law or otherwise, except to family members or trusts for such family members, affiliates of the Optionee or by will or by applicable laws of descent and distribution, and may be exercised during an Optionee's lifetime only by the Optionee, a permitted transferee or by the Optionee's legal representative. Any Option that has not expired as of the date of the Optionee's death may be exercised after the Optionee's death only by the person or persons to whom the Optionee's interest in the Option have passed by will, by the terms of a family trust agreement or other like instrument or by applicable laws of descent and distribution.

          3.05 Exercise After Death or Disability.  In the event that the
               ----------------------------------
Optionee dies or becomes Disabled while in, or within ninety days after ceasing to be a Director of the Company, the Optionee shall be treated for all purposes of this Agreement as continuing in the service of the Company throughout the period ending on the date as of which the last Option granted to the Optionee hereunder would have expired under the provisions of this Article III but for the Optionee's death or Disability.

          3.06 Exercise Subject to Service.  The Optionee may exercise the
               ---------------------------
Option granted hereunder only if the Optionee has remained continuously in the service of the Company or as a Director since the date on which the Option sought to be exercised was granted to such Optionee, through a date that is not more than two years prior to the date on which the Option is sought to be exercised. The provisions of this Section shall not prevent the individual or entity to whom an Option has passed by will or by applicable laws of descent and distribution after the death of an

Optionee from exercising the Option within the period of time during which the Option is otherwise exercisable under the provisions of this Option Agreement, if the Option was exercisable under all provisions of this Agreement (including the provisions of this Section 3.06) by the Optionee as of the date of the Optionee's death.


                                  ARTICLE IV

                            PROCEDURE FOR EXERCISE
                            ----------------------

          4.01 Time for Exercise.  Subject to the provisions of this Article IV,
               -----------------
the Option granted hereunder shall be exercisable only during the times provided in this Option Agreement.

          4.02 Exercise Upon Corporate Capital Transaction.  In the event that
               -------------------------------------------
the Company, its shareholders, or both, enter into a written agreement to dispose of all or substantially all of the assets or Common Stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation or similar transaction (other than a reorganization, merger or consolidation effected solely to change the Company's name or state of incorporation), the Option issued pursuant to this Option Agreement shall become immediately exercisable, whether or not such Option was exercisable prior to such event, during the period of time beginning with the date on which the Company agrees in writing to enter into such transaction, and ending on the earlier of the date the Option would otherwise have expired or the date on which the transaction is consummated. Upon the consummation of the transaction, any unexercised portion of the Option issued hereunder shall terminate and cease to be effective. In the event that the agreement to enter into any such transaction is terminated, all unexercised portions of the Option shall revert to the status they had before the Company agreed to enter into the transaction in question. Any exercise of Option made before the agreement to enter into the transaction was terminated shall remain effective after the termination of the agreement, notwithstanding that the Option may have become exercisable solely by reason of the Company entering into the agreement.

          4.03 Withholding of Taxes.  The Optionee hereby agrees that the
               --------------------
Company may, if it elects to do so, withhold federal, state and other taxes attributable to taxable income realized by the Optionee upon the exercise of Option from any compensation or other payment payable to such Optionee by the Company.

          4.04 Exercise.  Subject to all other terms and provisions of this
               --------
Option Agreement, the Option granted hereunder shall be deemed to be exercised when written notice of exercise has been given to the Company by the Optionee or other person entitled to exercise the Option and full payment in cash or cash equivalents for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. In lieu of cash, the purchase price may be satisfied by the delivery of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer stamps or cash in lieu thereof) owned by the Optionee for at least six months prior to such delivery and having a fair market value equal to the exercise price applicable to that portion of the Option being exercised. The fair market value of the common stock so delivered shall be the value of such common stock determined in accordance with Section 1.11 hereof on the date of delivery. Until certificates have been issued for the number of Shares represented by the exercise of the Option, the Optionee shall have no right to vote, to receive dividends, or other right as a stockholder with respect to shares of Common Stock purchased through the exercise of the Option. Except as provided in Section 5.01 hereof, no adjustments shall be made for dividends or other rights declared or paid with respect to stock acquired through the exercise of the Option for which the record date is prior to the date on which a stock certificate for such shares is issued.

          4.05 Exercise in Installments.  Subject to Section 3.03, the Optionee
               ------------------------
may exercise the Option in installments, but only in units of whole shares of the Common Stock of the Company.

          4.06 Issuance of Certificates.  As soon as practicable after the
               ------------------------
Option has been exercised in accordance with the provisions of this Option Agreement, the Company shall, without transfer or issue tax or other charge to the Optionee, deliver to the Optionee at the principal business office of the Company, or at such other place as may be agreed, certificates representing the number of shares of Common Stock as to which the Option has been exercised. The Company may, however, postpone the time of delivery of certificates for such period of time as the Company may determine to be necessary for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange, of the National Association of Securities Dealers, Inc., or with any law or regulation applicable to the issuance or delivery of shares of the Company's Common Stock.


                                   ARTICLE V

                    RESTRICTIONS AND ADDITIONAL PROVISIONS
                    --------------------------------------

          5.01 Adjustments Upon Changes in Capitalization.  If the number of
               ------------------------------------------
outstanding shares of the Common Stock of the Company is increased or decreased, or if the Common Stock of the Company underlying the Option granted pursuant to the provisions of this Option Agreement is changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made by the Committee in the terms and conditions of the Options granted pursuant hereto, including the Exercise Price of the Option; provided, however, that no such adjustment need be made if, upon the advice of legal counsel to the Company, the Committee determines that any such adjustment could result in the recognition of federal taxable income by the Optionee, or by holders of Common Stock or other securities of the Company.

          5.02 Reservation of Shares of Common Stock.  The Company shall, at all
               -------------------------------------
times during the periods of time during which the Option may be exercised hereunder, reserve and keep available for issuance to the Optionee a number of shares of its Common Stock sufficient to satisfy all obligations of the Company hereunder.

          5.03 Restrictions on Issuance of Shares.  The Company shall use its
               ----------------------------------
best efforts to seek and to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the obligations of the Company under this Agreement. The inability of the Company to obtain authorization deemed to be necessary by the Company's legal counsel to the lawful issuance and sale of any shares of the Company's Common Stock shall relieve the Company of any liability for the nonissuance or nonsale of any Common Stock as to which the requisite approval or authorization shall not have been obtained.

          5.04 Representations and Warranties.  As a condition to the exercise
               ------------------------------
of the Option granted hereunder, the Committee may require the person exercising the Option to make any representations or warranties to the Company that legal counsel to the Company may determine to be required or advisable under any applicable law or regulation, including without limitation a representation and warranty that the shares of the Company's Common Stock being acquired are being acquired only for investment and without any present intention or view to sell or distribute any such shares.

          5.05 Optionee Rights.  No provision of this Agreement shall be deemed
               ---------------
to constitute a condition of the service or status of any Director. No provision of this Option Agreement shall be deemed to give to the Optionee any right to be retained in the service of the Company or of any Subsidiary Corporation in any capacity (whether as an employee, Director, independent contractor or otherwise), or to interfere in any way with the right of the Company and its Subsidiary Corporations at any time to remove any Director, or to discontinue using the services of any individual. The Optionee shall have no right or interest in any share of the Company's Common Stock prior to exercise of the Option, except as provided in this Option Agreement.

          5.06 Legends on Stock Certificates.  Unless an appropriate
               -----------------------------
registration statement is on file and effective with appropriate federal, state and local governmental authorities, each certificate representing Common Stock of the Company issued pursuant to the exercise of the Option shall be endorsed on its face with a legend similar to the following:

          Neither the Option pursuant to which the shares represented by this certificate are issued nor the shares represented hereby have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with any state securities agency. The transfer or sale of the shares represented hereby without appropriate registration, or pursuant to an exemption from registration, is unlawful.

It is understood however that upon stockholder approval of this Option as contemplated in Section 6.08 hereof, the Company will file a registration statement with the Securities and Exchange Commission registering the common stock issuable pursuant to this Option on Form S-8.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.01 Notices
               -------

          (a) All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing. All notices, demands and requests shall be deemed to have been properly given or served when deposited in the United States mail, addressed to the individual or entity to whom notice is given, postage prepaid and registered or certified with return receipt requested, at the last known address of such individual or entity.

          (b) By giving at least fifteen (15) days prior written notice, the Company, a Subsidiary Corporation and the Optionee shall have the right from time to time to change their addresses and to specify any other address within the United States of America.

          6.02 Titles and Captions.  All Article and Section titles and captions
               -------------------
in this Option Agreement are for convenience or reference only, and shall not be deemed part of this Option Agreement, and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

          6.03 Pronouns and Plurals.  Whenever the context may require, any
               --------------------
pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

          6.04 Applicable Law.  This Option Agreement shall be construed in
               --------------
accordance with and shall be governed by the laws of the State of Nevada.

          6.05 Binding Effect.  This Option Agreement shall be binding upon the
               --------------
Optionee and upon the Optionee's heirs, executors, administrators, successors, legal representatives and assigns.

          6.06 Creditors.  None of the provisions of this Option Agreement shall
               ---------
be for the benefit of or shall be enforceable by any creditor of the Optionee.

          6.07 Severability.  In the event that any condition, covenant or other
               ------------
provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Option Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

          6.08 Stockholder Approval.  This Option Agreement is subject to
               --------------------
approval and ratification by the stockholders of the Company, together with similar Option Agreements granted to non-management Directors on the date hereof.

          IN WITNESS WHEREOF, the Company and the Optionee have executed this Option Agreement as of the date first set forth above.


                                   "Company"

                                        AMERICAN PACIFIC CORPORATION,
                                        a Delaware corporation


                                        By
                                          ------------------------------------
                                                Fred D. Gibson, Jr.
                                                President

Attest:


-------------------------------
C. Keith Rooker
Secretary


                                  "Optionee"



                                        --------------------------------------

                                        --------------------------------------

                                        Address:
                                                 -----------------------------

                                                 -----------------------------